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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                            ------------------------



      Date of Report (Date of Earliest Event Reported): September 28, 2001

                             HIGH SPEED ACCESS CORP.
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


            000-26153                                    61-1324009
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    (Commission File Number)                (I.R.S. Employer Identification No.)


10901 WEST TOLLER DRIVE
LITTLETON, COLORADO                                        80127
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(Address of Principal Executive offices)                 (Zip Code)


                                 (720) 922-2500
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               (Registrant's Telephone Number, Including Area Code


                                 NOT APPLICABLE
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          (Former Name or Former Address, if changed Since Last Report)

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
ITEM 5.    OTHER EVENTS.

           On September 28, 2001, High Speed Access Corp. (the "Company") entered into a definitive agreement with Charter Communications Holding Company, LLC, an affiliate of Charter Communications, Inc. (collectively, "Charter"), which provides for the sale by the Company of substantially all of the assets used by the Company to serve Charter's high speed data customers for consideration consisting of $81 million in cash, subject to certain closing adjustments and indemnity reserves; the assumption of certain liabilities; the cancellation of 75,000 shares of the Company's Series D Senior Convertible Preferred Stock (with a liquidation preference equal to $75 million) currently held by Charter and an affiliate of Charter; and the cancellation of a warrant to purchase shares of common stock of the Company currently held by Charter.

           Each of the press releases related to the Company's agreement with Charter, both of which are filed as exhibits to this Form 8-K and hereby incorporated by reference, contain a more complete description of such events.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit No.       Exhibit
-----------       -------

99.1              Press Release, dated October 1, 2001.

99.2              Press Release, dated October 1, 2001.

99.3 Asset Purchase Agreement, dated September 28, 2001, between High Speed Access Corp. and Charter Communications Holding Company, LLC.

99.4 Voting Agreement, dated September 28, 2001, among High Speed Access Corp., Charter Communications Ventures, LLC, Vulcan Ventures Incorporated and certain other stockholders of High Speed Access Corp.

99.5 Services and Management Agreement, dated September 28, 2001, between High speed Access Corp and Charter Communications, Inc.

99.6 License Agreement, dated September 28, 2001, among High Speed Access Corp., HSA International, Inc. and Charter Communications Holding Company, LLC.



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
                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             HIGH SPEED ACCESS CORP.

Date: October 1, 2001.                       By: /s/ George Willett
                                                 ------------------------------
                                                 Name: George Willett
                                                 Title: Chief Financial Officer


















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
                                  EXHIBIT INDEX

Exhibit No.       Exhibit
-----------       -------

99.1              Press Release, dated October 1, 2001.

99.2              Press Release, dated October 1, 2001.

99.3 Asset Purchase Agreement, dated September 28, 2001, between High Speed Access Corp. and Charter Communications Holding Company, LLC.

99.4 Voting Agreement, dated September 28, 2001, among High Speed Access Corp., Charter Communications Ventures, LLC, Vulcan Ventures Incorporated and certain other stockholders of High Speed Access Corp.

99.5 Services and Management Agreement, dated September 28, 2001, between High speed Access Corp and Charter Communications, Inc.

99.6 License Agreement, dated September 28, 2001, among High Speed Access Corp., HSA International, Inc. and Charter Communications Holding Company, LLC.








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